485APOS

This submission is being made solely to obtain two class (contract) identifiers, for the following Individual Index-linked Modified Single Premium Deferred Annuities issued by MassMutual Ascend Life Insurance Company:

Index Summit 6 Annuity (file number 333-276611)

Index Summit 6 Annuity with Death Benefit Return of Premium (file number 333-276611)

Any questions on this submission should be directed to John V. Domaschko, AVP – Head of Securities Law at (513) 361.9401.